Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Common Stock beneficially owned by each of them of Blyth, Inc. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 22nd day of October, 2015.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By:	The Carlyle Group L.P., its managing member
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE EQUITY OPPORTUNITY GP, L.L.C.
By:	TC Group Cayman Investment Holdings Sub L.P., its managing member
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ Andrea Pekala, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE EQUITY OPPORTUNITY GP, L.P.

By:	/s/ Andrea Pekala
Name:	Andrea Pekala
Title:	Authorized Person

CARLYLE U.S. EQUITY OPPORTUNITY FUND, L.P.
By:	Carlyle Equity Opportunity GP, L.P., its general partner

By:	/s/ Andrea Pekala
Name:	Andrea Pekala
Title:	Authorized Person

CB SHINE HOLDINGS, LLC
By:	Carlyle U.S. Equity Opportunity Fund, L.P., its managing member
By:	Carlyle Equity Opportunity GP, L.P., its general partner

By:	/s/ Andrea Pekala
Name:	Andrea Pekala
Title:	Authorized Person

CB SHINE MERGER SUB, INC.
By:	CB Shine Holdings, LLC, its sole shareholder
By:	Carlyle U.S. Equity Opportunity Fund, L.P., its managing member
By:	Carlyle Equity Opportunity GP, L.P., its general partner

By:	/s/ Andrea Pekala
Name:	Andrea Pekala
Title:	Authorized Person